The Managing Member	12 Months Ended
Dec. 31, 2012
The Managing Member [Abstract]
The Managing Member

Note 7. The Managing Member

Price Asset Management, Inc. (PAM), an Illinois corporation, is the managing member, commodity pool operator and commodity trading advisor of the Company. PAM is also registered with the SEC as a registered investment adviser.

The Managing Member will maintain a capital account balance in each Series sufficient for such Series to be treated as a partnership for federal income tax purposes (which may be $0) and may make withdrawals from its capital accounts without notice to the non-managing members. The Managing Member is not subject to the Managing Member’s management fee, but will otherwise bear its proportionate share of the Company’s expenses.